                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                              KENNEDY-WILSON, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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                              KENNEDY-WILSON, INC.
                        530 WILSHIRE BOULEVARD, SUITE 101
                         SANTA MONICA, CALIFORNIA 90401


                            ------------------------


                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         To be Held on December 15, 1997


                             -----------------------


        A Special Meeting of Stockholders of Kennedy-Wilson, Inc. (the "Company") will be held at 530 Wilshire Boulevard, Suite 101, Santa Monica, California 90401 on Monday, December 15, 1997 at 9:00 a.m., Pacific Standard Time, for the following purposes:

        1. To consider and act upon an amendment to the Company's Certificate of Incorporation to increase the authorized capital stock of the Company.

        2. To consider and act upon such other business as may properly come before the meeting or any adjournment thereof.

        The Board of Directors has fixed the close of business on Monday, October 27, 1997 as the record date for determining stockholders of the Company entitled to notice of and to vote at the meeting.

        STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. TO INSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE AND
PROMPTLY MAIL YOUR PROXY IN THE ENVELOPE PROVIDED.  THIS WILL NOT
PREVENT YOU FROM VOTING IN PERSON, SHOULD YOU SO DESIRE.


                                        By Order of the Board of Directors



                                        Freeman A. Lyle
                                        Secretary




Santa Monica, California
November 17, 1997

                              Kennedy-Wilson, Inc.
                        530 WILSHIRE BOULEVARD, SUITE 101
                         SANTA MONICA, CALIFORNIA 90401

                             -----------------------

                                 PROXY STATEMENT

                         Special Meeting of Stockholders

                                December 15, 1997

                             -----------------------

                             SOLICITATION OF PROXIES

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Kennedy-Wilson, Inc., a Delaware corporation (the "Company"), for use at the Special Meeting of Stockholders to be held on Monday, December 15, 1997, and all adjournments and postponements thereof. The purpose of the meeting is to consider and act upon an amendment to the Company's Certificate of Incorporation to increase the authorized capital stock of the Company (the "Amendment") and such other business as may properly come before the meeting. This Proxy Statement and the accompanying form of proxy were first mailed to stockholders on or about November 17, 1997.

        The cost of preparing, assembling and mailing the Notice of Special Meeting of Stockholders, Proxy Statement and form of proxy and the solicitation of proxies will be paid by the Company. Proxies may be solicited by personnel of the Company and others who will not receive any additional compensation for such solicitation. Proxies may be solicited in person or by telephone or telegraph. The Company will pay brokers or other persons holding stock in their names or the names of their nominees for the expenses of forwarding soliciting material to their principals.

                                     VOTING

        The close of business on Monday, October 27, 1997 has been fixed as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the meeting. On the Record Date there were outstanding 1,268,099 shares of the Company's Common Stock, $.01 par value ("Common Stock"). Each share of Common Stock will entitle the holder thereof to one vote on all matters presented at the meeting. A majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum at the meeting. Abstentions and broker non-votes will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business. The affirmative vote of a majority of the issued and outstanding shares entitled to vote is required to approve the Amendment. For the purpose of determining whether the Amendment has received a majority vote, abstentions and broker non-votes will have the effect of a negative vote.

        Properly executed proxies will be voted at the meeting in accordance with the instructions set forth thereon. If no instructions are specified, the shares represented by any properly executed proxies will be voted FOR the Amendment.

        Any proxy given by a stockholder pursuant to this solicitation may be revoked at any time before it is exercised at the meeting by submitting written notice of revocation to the Secretary of the Company, by filing with the Company a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

                                  THE AMENDMENT

Summary

        At the meeting, the Company's stockholders will consider and take action upon management's proposal to increase the authorized capital stock of the Company from an aggregate of 2.5 million shares consisting of 2 million shares of Common Stock and 500,000 shares of Preferred Stock to 6 million shares, consisting of 5 million shares of Common Stock and 1 million shares of Preferred Stock. The increase in authorized capital stock would be effected by an amendment to the Company's Certificate of Incorporation in the form set forth on Exhibit "A" to this Proxy Statement. The approval and effecting of the Amendment will have no effect on the outstanding Common Stock and the Company has no outstanding Preferred Stock.

        The Board of Directors has unanimously approved the Amendment and recommends approval of the Amendment by the stockholders. If the Amendment is approved by the stockholders of the Company at the meeting, the Amendment will be effected unless there is a subsequent determination by the Board that the Amendment is not in the best interest of the Company and its stockholders. Although management and the Board believe that as of the date of this Proxy Statement that the Amendment is advisable, the Amendment may be abandoned by the Board at any time before, during or after the meeting and prior to filing the proposed amendment to the Company's Certificate of Incorporation as set forth in Exhibit "A" to this Proxy Statement.

Principal Purposes of Amendment

        The Board of Directors believes an increase in the authorized Common Stock and in the authorized Preferred Stock is in the best interests of the Company and its stockholders so that additional shares are available for, among other purposes, stock dividends, stock option and other employee benefit plans, prospective issuance in public or private offerings for cash and other proper business purposes. However, the Company has no current plans to issue additional shares of Common Stock or any shares of Preferred Stock in public or private transactions.

        Although the purpose of seeking an increase in the number of authorized shares of Common Stock and Preferred Stock is not intended for anti-takeover purposes, Securities and Exchange Commission rules require disclosure of charter and bylaw provisions that could have an anti-takeover effect. For the Company, provisions that have existed under its Certificate of Incorporation since formation include: (i) a classified board of directors with staggered terms,
(ii) Board authority to issue one or more series of Preferred Stock up to a maximum of 500,000 shares that is now proposed to be 1,000,000 shares, (iii) a special meeting of stockholders may only be called by the Board of Directors (or a specially designated committee thereof), (iv) certain business combination transactions require a greater than majority stockholder approval, (v) directors can be removed only for cause, (vi) amendments to certain articles of the Certificate of Incorporation may require, under certain circumstances, a greater than majority stockholder approval and (vii) amendment of the Bylaws may require, under certain circumstances, greater than majority stockholder approval.

Certificate of Incorporation

        The Amendment would be effected on the date of filing of a Certificate of Amendment to the Company's Certificate of Incorporation with the Delaware Secretary of State. The Company's Board of Directors has authorized and approved the Amendment and the text of the proposed changes to the Company's Certificate of Incorporation is provided in its entirety on Exhibit "A" to this Proxy Statement. If approved by the holders of a majority of the outstanding Common Stock, the Certificate of Amendment

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to the Company's Certificate of Incorporation would be filed to effect the
Amendment immediately following the meeting on Monday, December 15, 1997, unless the Board determines that the Amendment is not in the best interest of the Company and its stockholders.

Required Vote

        The approval of the Amendment requires the affirmative vote of a majority of the outstanding shares of the Company's Common Stock. The Board recommends a vote FOR approval of the Amendment. Management stockholders of the Company own more than 50% of the Company's outstanding Common Stock and intend to vote in favor of the Amendment, thereby assuring stockholder approval.


                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth as of the Record Date, October 27, 1997 the total number of shares beneficially owned and the percentage of the outstanding shares so owned by (i) each beneficial owner known to the Company of more than five percent (5%) of the outstanding shares of Common Stock, (ii) each director, (iii) the executive officers and (iv) all directors and executive officers as a group.

                                       Number of
                                   Shares Beneficially            Percent
Name                                    Owned (*)               of Class (**)
----                               --------------------         -------------

William J. McMorrow                    306,904 (1)                  24.2%
Lewis A. Halpert                       288,095 (2)                  22.7%
Richard A. Mandel                       14,628 (3)                   1.1%
Goodwin Gaw                            120,980 (4)                   9.5%
Freeman A. Lyle                          2,000 (5)                    --
Donald F. Kennedy                        4,200 (6)                    --
Donald B. Prell                          3,240 (7)                    --
Kent Y. Mouton                           3,120 (8)                    --
All executive officers and             743,167                      57.5%
  directors as a group (8 Persons)
Kenneth V. Stevens                     197,495 (9)                  15.6%
Fortune Far East Ltd.                  118,980(10)                   9.4%
FMR Corp.                              112,200(11)                   8.8%


----------
(*) Except as otherwise indicated in the following notes, such person or persons are the beneficial owner of such shares with sole voting and investment power over such shares.

(**) Percentage information is omitted for those individuals whose holdings represent less than one percent of the outstanding Common Stock.

(1) Includes approximately 930 shares held for Mr. McMorrow's account as well as approximately 61 shares held for the account of Mr. McMorrow's spouse in the Company's 401(k) Profit

        Sharing Plan and Trust. Mr. McMorrow expressly disclaims beneficial ownership of shares held by his spouse.

(2) Includes approximately 302 shares held for Mr. Halpert's account in the Company's 401(k) Profit Sharing Plan and Trust.

(3) Includes approximately 93 shares held for Mr. Mandel's account in the Company's 401(k) Profit Sharing Plan and Trust. Also includes beneficial ownership of 8,000 shares which may be acquired pursuant to exercise of outstanding stock options that are presently exercisable and 4,000 shares which may be acquired pursuant to exercise of outstanding stock options that are exercisable within 60 days.

(4) Includes 118,980 shares owned by Fortune Far East, Ltd. for which corporation Mr. Gaw serves as President and a Director and thereby shares voting and investment power. Also includes beneficial ownership of 2,000 shares which may be acquired pursuant to exercise of outstanding stock options that are presently exercisable.

(5) Beneficial ownership of 2,000 shares may be acquired pursuant to exercise of outstanding stock options that are presently exercisable.

(6) Includes beneficial ownership of 3,000 shares which may be acquired pursuant to exercise of outstanding stock options that are presently exercisable.

(7) Beneficial ownership of 3,120 shares may be acquired pursuant to exercise of outstanding stock options that are presently exercisable.

(8) Beneficial ownership of 3,120 shares which may be acquired pursuant to exercise of outstanding stock options that are presently exercisable.

(9) Includes approximately 302 shares held for Mr. Stevens' account in the Company's 401(k) Profit Sharing Plan and Trust. The Company has the right of first refusal to acquire Mr. Stevens' shares, and management has the right to vote all of his shares.

(10) Based solely on information contained in Schedule 13D as filed with the Securities and Exchange Commission. The address of such entity, as indicated in the Schedule 13D, is 7000 Hollywood Boulevard, Los Angeles, California 90028. Goodwin Gaw, an executive officer and director of the Company is also President of Fortune Far East Ltd.

(11) Based solely on information contained in Schedule 13G filed with the Securities and Exchange Commission. The address of such entity, as indicated in the Schedule 13G is 82 Devonshire Street, Boston, Massachusetts 02109-3614.

        The address of each 5% stockholder, other than Fortune Far East Ltd., and FMR corp. is in care of the Company, 530 Wilshire Boulevard, Suite 101, Santa Monica, California 90401.

                              STOCKHOLDER PROPOSALS
                   FOR THE 1998 ANNUAL MEETING OF STOCKHOLDERS

        Any eligible stockholder of the Company wishing to have a proposal considered for inclusion in the Company's proxy solicitation materials for its 1998 Annual Meeting of Stockholders must set forth such proposal in writing and file it with the Secretary of the Company on or before November 27, 1997. The Company's Board of Directors will review new proposals received from eligible stockholders by that date and will determine whether such proposals will be included in its proxy solicitation materials for its 1998 Annual Meeting of Stockholders. Generally, a stockholder is eligible to present proposals if he or she has been for at least one year the record or beneficial owner of at least one percent or $1,000 in market value of securities entitled to be voted at the 1998 Annual Meeting of Stockholders and he or she continues to own such securities through the date on which the meeting is held.

                                  OTHER MATTERS

        Management of the Company does not intend to bring any other matters before the meeting and knows of no other matters which are likely to come before the meeting. In the event any other matters properly come before the meeting, the persons named in the accompanying Proxy will vote the shares represented by such Proxy in accordance with their best judgment on such matters.

        You are urged to sign, date and return the enclosed Proxy in the accompanying return envelope at your earliest convenience, whether or not you presently plan to attend the meeting in person.

                                           By Order of the Board of Directors,



                                           Freeman A. Lyle, Secretary

Santa Monica, California
November 17, 1997

                                   EXHIBIT "A"

                Form of Amendment to Certificate of Incorporation


Section 1 of Article V of the Certificate of Incorporation of Kennedy-Wilson, Inc. presently reads as follows:

        SECTION 1. Number of Authorized Shares. The Corporation shall be authorized to issue two classes of shares of stock to be designated, respectively, "Common Stock" and "Preferred Stock"; the total number of shares of all classes of stock that the Corporation shall have authority to issue is Two Million Five Hundred Thousand (2,500,000) shares consisting of Two Million (2,000,000) shares of Common Stock, par value $.01 per share, and Five Hundred Thousand (500,000) shares of Preferred Stock, par value $.01 per share.

        Following approval of the proposed amendment to increase the authorized Common Stock, $0.01 par value, Section 1 of Article V of the Certificate of Incorporation will be amended to read as follows:

        SECTION 1. Number of Authorized Shares. The Corporation shall be authorized to issue two classes of shares of stock to be designated, respectively, "Common Stock" and "Preferred Stock"; the total number of shares of all classes of stock that the Corporation shall have authority to issue is Six Million (6,000,000) shares consisting of Five Million (5,000,000) shares of Common Stock, par value $.01 per share, and One Million (1,000,000) shares of Preferred Stock, par value $.01 per share.

                                                                      Appendix A

                       [Appendix to Filing: Form of Proxy]

                              KENNEDY-WILSON, INC.


                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

        The undersigned stockholder of KENNEDY-WILSON, INC. (the "Company") hereby constitutes and appoints William J. McMorrow and Freeman A. Lyle, and each of them, proxies of the undersigned, each with full power to act without the other and with the power of substitution, to represent the undersigned at the Special Meeting of Stockholders to be held on Monday, December 15, 1997, and at any and all adjournments thereof, and to vote all shares of the Common Stock, par value $0.01 per share of the Company standing in the name of the undersigned with respect to the following matters:

        1. Approval of the proposal to increase the authorized capital stock of the Company.

        [ ]    FOR

        [ ]    AGAINST

        [ ]    ABSTAIN

        2. The transaction of such other business as may properly come before the meeting or any adjournment thereof.

        This proxy shall be voted in accordance with such instructions as may be given. IF NO INSTRUCTION IS GIVEN THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSAL NUMBER ONE ABOVE. MANAGEMENT IS NOT AWARE OF ANY OTHER MATTER TO BE PRESENTED AT THIS MEETING, BUT IF ANY OTHER MATTER DOES COME BEFORE THE MEETING, THE PROXY HOLDERS NAMED HEREIN WILL VOTE THE SHARES REPRESENTED BY THIS PROXY IN ACCORDANCE WITH THEIR BEST JUDGMENT.



NOTICE: It is important that this proxy be signed and returned.



                        (to be signed on the other side)

                              KENNEDY-WILSON, INC.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


        The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated November, 1997.






Dated:________________, 1997



------------------------------
Signature of Stockholder



------------------------------
Signature of Stockholder




Please sign your name exactly as it appears hereon and return this proxy in the reply envelope provided.